SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549




                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 1, 1998


                            CARLYLE GOLF, INC.
          (Exact Name of Registrant as Specified in its Charter)




    COLORADO                   0-24160               84-1218066
(State of Incorporation)   (Commission File       (IRS Employer ID
                               Number)              Number)


                      10550 East 54th Avenue, Unit E
                          Denver, Colorado  80239
                 (Address of Principal Executive Offices)



                              (303) 371-2889
                      (Registrant's Telephone Number)



Item 2.  Acquisition or Disposition of Assets

On February 2, 1998, the Registrant entered into a Liquidation Agreement (the "Agreement") with its primary lender, Norwest Business Credit, Inc. ("NBCI"). On April 1, 1998, NBCI notified the Registrant that it intended to exercise its rights under the Credit and Security Agreement dated July 7, 1995 (filed as Exhibit 10.27 to the Registrant's Form 10-KSB for the period ended October 31, 1995), as amended, between the Registrant and NBCI, and the Agreement dated February 2, 1998 (filed as Exhibit 10 to the Registrant's Form 8-K dated February 3, 1998) between the Registrant and NBCI and the Uniform Commercial Code to take possession of and sell more than 10% of the Registrant's assets used in connection with the Registrant's Pro-Line Division. The assets consist of accounts receivable, inventory and furniture, fixtures and equipment. See the Notice of Private Foreclosure Sale from NBCI to the Registrant attached hereto and incorporated by reference to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

(a)  Financial Statements of Business Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits

     Exhibit 10 Notice of Private Foreclosure Sale to the Company by Norwest Business Credit, Inc. dated March 31, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 1, 1998                          CARLYLE GOLF, INC.


                                             By:/s/Jerome M. Hause
                                                Jerome M. Hause
                                                President

                               EXHIBIT INDEX

No.  Description                   Method of Filing

10   Notice of Private Foreclosure
     Sale to the Company by Norwest
     Business Credit, Inc.
     dated March 31, 1998.         Filed herewith electronically